UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 11, 2025
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)
377 Simarano Drive
Marlborough, Massachusetts 01752
(Address of Principal Executive Offices, including Zip Code)

(508) 373-1100
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IPGP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition
On February 11, 2025, IPG Photonics Corporation (the "Company") announced its financial results for the quarter ended December 31, 2024. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 referenced herein, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 7, 2025, Thomas J. Burgomaster, Vice President, Corporate Controller and Chief Accounting Officer (including its Principal Accounting Officer) of the Company, informed the Company of his intention to retire from his position with the Company effective March 1, 2025.
On February 7, 2025, the Board of Directors (the "Board") of the Company appointed the Company's Vice President, Finance, Mary E. Buttarazzi, to assume the role of the Company's Vice President, Corporate Controller and Chief Accounting Officer (including its Principal Accounting Officer) effective upon Mr. Burgomaster’s retirement on March 1, 2025.
Ms. Buttarazzi, age 49, has over 25 years of finance and accounting leadership with extensive management experience. Prior to joining IPG as Vice President of Finance in January 2025, Ms. Buttarazzi served as the Chief Accounting Officer, Corporate Controller of Orbia Advance Corporation, S.A.B. de C.V., a chemical manufacturing company, from December 2021 to January 2025. From November 2019 to December 2021, Ms. Buttarazzi served as the Corporate Controller of Akamai Technologies, Inc., a leading cybersecurity and cloud computing solutions provider. Prior to that, Ms. Buttarazzi held various management positions at Cabot Corporation and Ernst & Young LLP.
Ms. Buttarazzi's compensation arrangements with the Company were unchanged as a result of the appointment. Ms. Buttarazzi will be eligible to continue participating in the Company’s employee benefit plans and programs generally available to its employees.
Ms. Buttarazzi does not have family relationships with any of the Company’s directors or executive officers. Ms. Buttarazzi has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

Exhibit Number	Exhibit Description
Exhibit 99.1	Press Release issued by IPG Photonics Corporation on February 11, 2025.
Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

February 11, 2025	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Senior Vice President and Chief Financial Officer